EXHIBIT 10.3
                                                                    ------------

                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

         This AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 1, 2006 (the "Effective Date"), by and among, on the one hand, the lender identified on the signature page hereof (such lender, together with its successors and assigns, is referred to hereinafter as the "Lender"), WELLS FARGO RETAIL FINANCE II, LLC, as collateral agent and administrative agent (the "Agent") for the Lender and any other holder of Obligations (as defined in the Loan Agreement referred to below) and, on the other hand, HAROLD'S STORES, INC., an Oklahoma corporation ("Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation ("Harold's Finance"), HAROLD'S DIRECT, INC., an Oklahoma corporation ("Harold's Direct"), HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership ("Harold's Texas"), and HAROLD'S OF JACKSON, INC., a Mississippi corporation ("Harold's Mississippi", and collectively with Harold's Texas, Harold's Direct, Harold's Finance and Parent, the "Borrowers" and each, a "Borrower").

                                   BACKGROUND

         FACT ONE: Lender, Agent, the Borrowers, and Harold's Stores of Georgia, L.P., a Georgia limited partnership ("Harold's Georgia"), entered into that certain Loan and Security Agreement, dated as of February 5, 2003, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated July 10, 2003, by and among Lenders, Agent, Borrowers, and Harold's Georgia, that certain Amendment No. 2 to Loan and Security Agreement dated April 29, 2004, by and among Lenders, Agent, the Borrowers and Harold's Georgia, and that certain Amendment No. 3 to Loan and Security Agreement dated January 26, 2006, by and among Lenders, Agent, the Borrowers (as so amended, the "Loan Agreement"), pursuant to which Lender has agreed to make loans and other financial accommodations to, or for the benefit of, Borrowers on the terms and otherwise subject to the conditions and limitations contained therein.

         FACT TWO: Harold's Georgia has been dissolved with the consent and agreement of Agent and Lender.

         FACT THREE: Borrowers have requested that Lender and Agent agree to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment.

         FACT FOUR: Lender and Agent have agreed to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment, subject in all cases to the fulfillment of the conditions set forth in this Amendment.

         NOW, THEREFORE, Lender, Agent and the Borrowers hereby modify, supplement and amend the Loan Agreement as follows:

1. INCORPORATION OF DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, have the meanings assigned to such terms in the Loan Agreement, as amended hereby.



AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT - Page 1

2.       AMENDMENTS AND ADDITIONS TO LOAN AGREEMENT.

         2.1 ADDITIONAL DEFINITIONS. As of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by the addition of the following definition, in the appropriate alphabetical order:

                  "'Amendment No. 4' means Amendment No. 4 to Loan and Security Agreement, dated as of June 1, 2006, by and among the Lenders, Agent and Borrowers."

         2.2 REVISIONS TO EXISTING DEFINITIONS. As of the Effective Date, the definitions of "Certificates of Designation", "Participant", and "Preferred Permitted Payments" set forth in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

                  "'Certificates of Designation' means, individually and collectively, as appropriate: (a) the Certificate of Designation of the Amended Series 2001-A Preferred Stock ($0.01 Par Value) of Harold's Stores, Inc. as filed on August 2, 2002, with the Oklahoma Secretary of State; (b) the Certificate of Designation of the Series 2002-A Preferred Stock ($0.01 Par Value) of Harold's Stores, Inc. as filed on August 2, 2002, with the Oklahoma Secretary of State; (c) the Certificate of Designation of the Series 2003-A Preferred Stock ($.01 Par Value) of Harold's Stores, Inc., as filed on February 4, 2003, with the Oklahoma Secretary of State; and (d) the Certificate of Designation of the Series 2006-A Preferred Stock ($.01 Par Value) of Harold's Stores, Inc., as filed on January 24, 2006, with the Oklahoma Secretary of State."

                  "'Participant' means RONHOW, LLC, a Georgia limited liability company, together with its successors and assigns."

                  "'Preferred Permitted Payments' means the payment of dividends in respect of the Series 2002-A Preferred Stock of Parent, the Amended Series 2001-A Preferred Stock, the Series 2003-A Preferred Stock, and the Series 2006-A Preferred Stock to the extent each of the following conditions precedent is met at the time such dividends are declared and at the time such dividends are paid: (a) such dividends are made at the times, in the amounts and otherwise in accordance with the applicable Certificate of Designation as in effect on the Closing Date (or in the case of the Series 2006-A Preferred Stock on January 24, 2006), or in such lesser amount as may be required thereunder pursuant to any amendment or modification of such certificates of designation; (b) no Default or Event of Default shall have occurred and be continuing as of either of such dates; and (c) no Default or Event of Default shall result from the payment or declaration of such dividend."

         2.3 RESTATEMENT OF SCHEDULE 5.8(B). As of the Effective Date, Schedule 5.8(b) to the Loan Agreement is hereby amended and restated in its entirety to read as set forth hereto as Schedule 5.8(b) attached hereto and incorporated herein.

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT - Page 2

3.       RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

         3.1 RATIFICATIONS. Except as expressly amended and supplemented by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and continue in full force and effect. The Borrowers hereby agree that the Loan Agreement, as amended hereby, continues to be legal, valid, binding and enforceable against Borrowers in accordance with its terms.

         3.2 REPRESENTATIONS AND WARRANTIES. In order to induce Agent and Lender to enter into this Amendment, each Borrower makes the following representations and warranties to Lender as to itself:

                  (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership power, as appropriate, on the part of the Borrower and will not violate any of its constituent documents (including, as applicable, its articles of incorporation, certificate of incorporation, by-laws, partnership agreement and certificate of limited partnership) or any other agreement to which Borrower is a party or by which its properties may be bound;

                  (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date or violations have been disclosed to WFRF in writing and approved in writing by WFRF); and

                  (c) no Default or Event of Default has occurred or is continuing under the Loan Agreement, and no Default or Event of Default will result from the execution, delivery or performance of this Amendment or the consummation of the transactions herein authorized by Lender.

4.       FURTHER ASSURANCES.

         The Borrowers hereby agree, upon Agent's request (i) to delivery to Agent such fully authorized and executed agreements and instruments, including, but not limited to, any amendments to Loan Documents, within 10 days of such request, and (ii) to take such actions as Agent, in its Permitted Discretion, deems necessary and appropriate in connection with the transactions contemplated by this Amendment.

5.       CHOICE OF LAW.

         THE VALIDITY OF THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY THEREIN), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT - Page 3

BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

6.       GENERAL PROVISIONS.

         6.1 EFFECTIVENESS. The effectiveness of this Amendment and the enforceability of the terms hereof against Borrowers, Agent and Lender are subject to fulfillment of each of the following conditions precedent:

                  (a) Lender's execution of this Amendment and receipt of one or more counterparts of this Amendment duly executed by each Borrower; and

                  (b) Lender's receipt of a consent and reaffirmation of the obligations of each Guarantor under the Continuing Guaranty and Security Agreement, in form acceptable to Lender; and

                  (c) Lender's receipt of copies of any and all documents and instruments executed in connection with the issuance of the Series 2006-A Preferred Stock of Parent, including, but not limited to, (i) the Certificate of Designation for the Series 2006-A Preferred Stock of Parent and evidence of filing thereof with the Secretary of State of the State of Oklahoma, (ii) a duly executed Series 2006-A Preferred Stock Purchase Agreement, (iii) a duly executed Third Amendment to Investor Rights Agreement, (iv) a duly executed Unanimous Written Consent of the Holders of Amended Series 2001-A Preferred Stock and Series 2002-A Preferred Stock and Series 2003-A Preferred Stock of Parent authorizing the issuance of Series 2006-A Preferred Stock, and
         (v) a duly executed Unanimous Written Consent of the Board of Directors of Parent authorizing the issuance of Series 2006-A Preferred Stock.

         6.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.

         6.3 SEVERABILITY OF PROVISIONS. Each provision of this Amendment will be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

         6.4 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, will be deemed to be an original, and all of which, when taken together, will constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile will be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also will deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart will not affect the validity, enforceability, and binding effect of this Amendment. The foregoing shall apply to each other Loan Document MUTATIS MUTANDIS.

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT - Page 4

         6.5 INTEGRATION. This Amendment, the Loan Agreement and the other Loan Documents contain the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous understandings, representations, statements and agreements, whether written or oral, are merged herein and superseded by this Agreement. THIS WRITTEN AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement will survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

         6.7 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments will mean a reference to the Loan Agreement, as amended hereby.

         6.8 EXPENSES OF LENDER. The Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable costs and fees of Lender's legal counsel. In addition, the Borrowers agree to pay on demand: (a) all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith, including without limitation the Participation Agreement; and (b) all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and administration of the Participation Agreement, including the reasonable fees and costs of Lender's legal counsel.

         6.9 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and will inure to the benefit of Agent, Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

         6.10 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT - Page 5

ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, LENDER OR ANY OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.


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AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT - Page 6

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


                                    BORROWERS:

                                    HAROLD'S STORES, INC.

                                    By: /s/ Jodi L. Taylor
                                        ---------------------------
                                    Name: Jodi L. Taylor
                                    Title: Chief Financial Officer and Secretary


                                    HAROLD'S FINANCIAL CORPORATION

                                    By: /s/ Jodi L. Taylor
                                        ---------------------------
                                    Name: Jodi L. Taylor
                                    Title: Secretary/Treasurer


                                    HAROLD'S DIRECT, INC.

                                    By: /s/ Jodi L. Taylor
                                        ---------------------------
                                    Name: Jodi L. Taylor
                                    Title: Secretary/Treasurer


                                    HAROLD'S STORES OF TEXAS, L.P.

                                    By: HSTX, Inc., General Partner


                                    By: /s/ Jodi L. Taylor
                                        ---------------------------
                                    Name: Jodi L. Taylor
                                    Title: Secretary/Treasurer


                                    HAROLD'S OF JACKSON, INC.

                                    By: /s/ Jodi L. Taylor
                                        ---------------------------
                                    Name: Jodi L. Taylor
                                    Title: Secretary-Treasurer


AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT - Signature Page 1

                                    AGENT AND LENDER:

                                    WELLS FARGO RETAIL
                                    FINANCE II, LLC,
                                    AS AGENT AND LENDER


                                    By: /s/ Lynn Whitmore
                                        Lynn Whitmore, Vice President























AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT - Signature Page 2

                                 EXHIBIT 5.8(A)

                           CAPITALIZATION OF BORROWERS



                                 (See attached.)

                                  SCHEDULE 5.8

                           CAPITALIZATION OF BORROWERS

                                               Authorized Stock                               Outstanding Stock
                                               ----------------                               -----------------

Company                            Common         Preferred                          Common              Preferred
-------                            ------         ---------                          ------              ---------
Harold's Stores, Inc.           25,000,000      Series 2001-A        500,000      6,223,508     Series 2001-A      342,653

                                                Series 2002-A        300,000                    Series 2002-A      231,550

                                                Series 2003-A        100,000                    Series 2003-A       56,742

                                                Series 2006-A        100,000                    Series 2006-A       25,000(1)


Harold's Financial Corporation      20,000                           180,000         20,000                        180,000

Harold's Direct, Inc.               50,000                             N/A           50,000                           N/A

Harold's Limited Partners, Inc.     50,000                             N/A              500                           N/A

Harold's DBO, Inc.                  50,000                             N/A            1,000                           N/A

HSTX, Inc.                          50,000                             N/A            1,000                           N/A

Harold's of Jackson, Inc.           50,000                            50,000         50,000                         50,000

The Corner Properties, Inc.         50,000                             N/A           50,000                           N/A

Harold's of Texas, Inc.             25,000                             N/A           10,000                           N/A
a/k/a Southcoast Plaza, Inc.

Harold's of White Flint, Inc.       10,000                             N/A           10,000                           N/A

Harold's Stores of Texas, L.P.- owned by HSTX, Inc. (1%) and Harold's Limited Partners, Inc. (99%)

(1) To be issued at closing of 2006-A transaction June 2006